                                                                      EXHIBIT 10

                        INTERNATIONAL HOUSE OF PANCAKES
                        -------------------------------

                         EMPLOYEE STOCK OWNERSHIP PLAN
                         -----------------------------


                  Amendment No. 3 to Amended and Restated Plan
                  --------------------------------------------


          WHEREAS, IHOP Corp. (the "Company") has adopted the International House of Pancakes Employee Stock Ownership Plan (the "Plan") for the benefit of its employees;

          WHEREAS, it is desirable to amend the Plan to accelerate the vesting schedule and to clarify certain other Plan provisions;

          NOW, THEREFORE, the Plan is hereby amended as follows:

          1. Section 2 is amended by restating the definition of "Compensation" to read as follows, effective as of December 30, 1996:

          Compensation .........  The compensation of a Participant received from IHOP during the calendar year ending on
                                  or about the end of the Plan Year, as reported on the Participant's Wage and Tax Statement (Form W-2), including amounts paid in cash as salary, wages, bonuses, overtime pay, tips and taxable fringe benefits, but excluding any amount in excess of $222,220 (as adjusted after 1991 for increases in the cost of living pursuant to Section 401(a)(17) of the Code)
                                  and excluding any amount in excess of $150,000 (as adjusted after 1994 for increases in the cost of living) for Plan Years beginning after January 1, 1995.
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                                  For Plan Years beginning prior to December 30,
                                  1996, for purposes of applying these
                                  limitations, the Compensation of a 5% owner or of a Highly Compensated Employee who is one of the ten most highly compensated Highly Compensated Employees shall be aggregated with the Compensation of his spouse and his lineal descendants who are under age 19.

          2. Section 2 is further amended by restating the definition of "Highly Compensated Employee" to read as follows, effective as of December 30, 1996:

         Highly Compensated
         Employee .............   An Employee who (1) is a 5% owner, (2) has
                                  Compensation in excess of $90,803, (3) has Compensation in excess of $60,535 and is in the top-paid 20% group of Employees, or (4) is an officer of IHOP and has Compensation in excess of 50% of the dollar amount in effect under Section 415(b)(1)(A) of the Code for the Plan Year, as determined in accordance with
                                  Section 414(q) of the Code. The $90,803 and
                                  $60,535 amounts shall be adjusted after 1991 for increases in the cost of living pursuant to Section 414(q)(1) of the Code.

                                  For Plan Years beginning after December 29,
                                  1996, a Highly Compensated Employee shall mean an Employee who (1) was a 5% owner at any time during the year or the preceding year, (2) had Compensation in excess of $80,000 and was in the top-paid 20% group of Employees in the preceding year. The $80,000 amount shall be adjusted after 1997 for increases in the cost of living pursuant to Section 414(q)(1) of the Code.

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          3.   Section 4(b) is amended by inserting the following sentence after the second sentence thereof to read as follows, effective as of December 30, 1996:

          Employer Contributions paid in shares of IHOP Stock shall be valued based upon the Fair Market Value as of the date the shares are issued to the Trustee.

          4. Section 10(a) is amended to read as follows, effective as of December 30, 1996, for Participants who are Employees on or after December 30, 1996:
               (a)  Vesting -
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                    (1)  A Participant's interest in his Accounts shall become
     100% vested and nonforfeitable if he (1) is employed by IHOP or an Affiliate on or after his 65th birthday, (2) incurs a Disability while employed by IHOP or an Affiliate, or (3) dies while employed by IHOP or an Affiliate.

                    (2) Except as otherwise provided in Section 10(a)(1), for Plan Years beginning prior to December 30, 1996, a Participant's interest in his Accounts shall become 100% vested and nonforfeitable if he completes five years of Credited Service (after 1986). Effective as of December 30, 1996, for a Participant who is an Employee on or after December 30, 1996, the interest of such Participant in his Accounts shall become vested and nonforfeitable in accordance with the following schedule:

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

            Credited Service                    Nonforfeitable
            Under Section 11                    Percentage
            ----------------                    ----------
             Less than Two Years                      0%

             Two Years                               25%

             Three Years                             50%

             Four Years                              75%

             Five Years or More                     100%

     5. Section 11(b) is amended to read as follows, effective as of August 5, 1993:

          (b) Break in Service -  A one-year Break in Service shall occur one
              ----------------
     year after the date of an Employee's termination of Service. A five-year Break in Service shall occur five years after the date of an Employee's termination of Service. A Break in Service shall end in the event of an Employee's reemployment. For purposes of determining the period of an Employee's Break in Service, the date of termination of Service for an Employee who is absent by reason of a maternity/paternity absence, as described in Section 411(a)(6)(E)(i) of the Code, or an unpaid leave covered by the Family and Medical Leave Act of 1993, shall be the second anniversary of such termination. The period between the first and second anniversaries of the first day of such absence shall be neither a year of Credited Service or a Break in Service. An Approved Absence shall not be a Break in Service.

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     6.   Section 12(c) is amended by restating the second sentence thereof to read as follows, effective for calendar years beginning after 1996:

     Prior to 1997, the distribution of the Capital Accumulation of any Participant who attains age 70 1/2 in a calendar year must commence not later than April 1st of the next calendar year (even if he has not terminated Service) and must be made in accordance with the regulations under Section 401(a)(9) of the Code, including Section 1.401(a)(9)-2. After 1996, the distribution of the Capital Accumulation of any Participant who is a "5% owner" (as defined in Section 416(i)(1)(B)(i) of the Code) and who attains age 70 1/2 in a calendar year must commence not later than April 1st of the next calendar year (even if he has not terminated Service) and must be made in accordance with the regulations under Section 401(a)(9) of the Code, including Section 1.401(a)(9)-2.

     7. Section 13(b) is amended by restating the first paragraph thereof to read as follows, effective as of December 30, 1996:

          (b) Diversification - Effective as of December 30, 1996, a Participant
              ---------------
     who has attained age 55 and completed at least ten Years of Participation in the Plan shall be notified of his right to elect to receive a distribution of a portion of the balance in his IHOP Stock Account in the form of cash or IHOP Stock, as provided in Section 401(a)(28)(B) of the Code, as determined at the discretion of the Committee. An election must be made on the prescribed form and filed with the Committee within the 90-day period immediately following the Allocation Date of a Plan Year in the Election Period. For purposes of this Section 13(b), "Years of Participation" includes only those Plan Years in which the Participant is entitled to receive an allocation of Employer Contributions or Forfeitures under
     Section 3(b), and the "Election Period" means the period of six consecutive Plan Years beginning with the Plan Year in which the Participant first becomes eligible to make an election.

     8. Section 13(b) is amended by deleting the final sentence of the second paragraph thereof, effective as of September 1, 1996.

     9. Section 13(b) is further amended by restating the third paragraph thereof to read as follows, effective as of December 30, 1996:

     Any distribution of IHOP Stock under this Section 13(b) shall occur within 90 days after the 90-day period in which the election may be made and shall be subject to the provisions of Sections 14(c) and 14(e).

     10. Section 15(f) is amended by inserting the following paragraph after the first paragraph thereof to read as follows, effective as of December 30, 1996:

          The Annual Additions under Section 7 with respect to Financed Shares released from the Loan Suspense Account (by reason of Employer Contributions used for payments on an Acquisition Loan) and allocated to Participants' IHOP Stock Accounts shall be the lesser of (A) the amount of such Employer Contributions (as determined after application of the preceding paragraph); or (B) the Fair Market Value of IHOP Stock as of the Allocation Date. Annual Additions shall not include any allocation attributable to any proceeds from the sale of Financed Shares by the Trust or to appreciation (realized or unrealized) in the Fair Market Value of IHOP Stock.

     11. Section 15(g) is amended to read as follows, effective as of December 30, 1996:

          (g) Distributions - For purposes of Section 12(b) and except as
              -------------
     otherwise provided in Section 12(c), if a Participant's Capital Accumulation includes Financed Shares, the Committee may elect to defer the distribution of that portion of his Capital Accumulation attributable to such Financed Shares until the Allocation Date of the Plan Year following the Plan Year in which the Acquisition Loan

     (incurred to acquire such Financed Shares) has been fully repaid.

     12. Section 17(c) is amended by inserting the following sentences after the second sentence in the third paragraph thereof to read as follows, effective as of December 30, 1996:

     The Committee shall have sole and exclusive discretionary authority to construe and interpret the terms of the Plan and Trust. All decisions and interpretations of the Committee under this Section 17 shall be conclusive and binding upon all persons with an interest in the Plan and shall be given the greatest deference permitted by law.

     13. Section 18 is amended by inserting the following sentence after the fifth sentence in the second paragraph thereof to read as follows, effective as of December 30, 1996:

     All decisions and interpretations of the Committee under this Section 18 shall be conclusive and binding upon all persons with an interest in the Plan and shall be given the greatest deference permitted by law.

     14. The first sentence of Section 20 is amended by deleting the proviso contained therein, in its entirety.

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     To record the adoption of this Amendment No. 3 to the Plan, the Company has caused it to be executed this 16th day of October, 1996.
                              ----        -------




                                IHOP CORP.


                                     /s/ Richard K. Herzer
                                By ________________________
                                     RICHARD K. HERZER
                                     PRESIDENT

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